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                                                                    Exhibit 24.1

                            PARK-OHIO HOLDINGS CORP.

                                    FORM 10-K

                                POWER OF ATTORNEY


                  The undersigned directors and officers of Park-Ohio Holdings Corp., an Ohio corporation (the "Corporation"), hereby constitute and appoint, Richard P. Elliott and Ronald J. Cozean, and each of them, with full power of substitution and resubstitution, as attorneys-in-fact or attorney-in-fact of the undersigned, for him and in his name, place and stead, to execute and file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1934 the Annual Report of the Corporation on Form 10-K (the "Annual Report"), with any and all amendments, supplements and exhibits thereto, to execute and file any and all other documents to be filed with the Commission relating to the Annual Report, each such attorney to have full power to act with or without the other, and to have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary, advisable or appropriate to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

                         EXECUTED as of March 30, 2001.

/s/ Edward F. Crawford                                       /s/ Richard P. Elliott
- -----------------------------------------------------        -----------------------------------------------------
Edward F. Crawford                                           Richard P. Elliott
President, Chief Executive  Officer,                         Vice President and Chief Financial Officer
Chairman of the Board and Director

/s/ Felix J. Tarorick                                        /s/ Ronald J. Cozean
- -----------------------------------------------------        -----------------------------------------------------
Felix J. Tarorick                                            Ronald J. Cozean
Vice Chairman of the Board,                                  Secretary and General Counsel
Vice President of Operations and Director

/s/ Matthew V. Crawford                                      /s/ Patrick W. Fogarty
- -----------------------------------------------------        -----------------------------------------------------
Matthew V. Crawford                                          Patrick W. Fogarty
Assistant Secretary, Corporate Counsel                       Director of Corporate Development
and Director

/s/ Lewis E. Hatch, Jr.                                      /s/ Thomas E. McGinty
- -----------------------------------------------------        -----------------------------------------------------
Lewis E. Hatch, Jr.                                          Thomas E. McGinty
Director                                                     Director

/s/ Lawrence O. Selhorst                                     /s/ James W. Wert
- -----------------------------------------------------        -----------------------------------------------------
Lawrence O. Selhorst                                         James W. Wert
Director                                                     Director

/s/ Kevin R. Greene
- -----------------------------------------------------
Kevin R. Greene
Director